UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 21, 2004

Consolidated Edison, Inc.

(Exact name of registrant as specified in its charter)

New York	1-14514	13-3965100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Irving Place, New York, New York	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(212) 460-4600

Consolidated Edison Company of New York, Inc.

(Exact name of registrant as specified in its charter)

New York	1-1217	13-5009340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Irving Place, New York, New York	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(212) 460-4600

Orange and Rockland Utilities, Inc.

(Exact name of registrant as specified in its charter)

New York	1-4315	13-1727729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Blue Hill Plaza, Pearl River, New York	10965
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(845) 352-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.02 Results of Operations and Financial Condition

On October 21, 2004, Consolidated Edison, Inc. (Con Edison) issued a press release reporting, among other things, results of operations for the three months ended September 30, 2004. Con Edison’s summary consolidated balance sheets at September 30, 2004 and 2003 and consolidated income statements for the three and nine months ended September 30, 2004 and 2003 were attached to the press release. The press release (including its attachments) is “furnished” as an exhibit to this report pursuant to Item 2.02 of Form 8-K.

ITEM 8.01 Other Events

Unaudited net revenues (operating revenues less purchased power, fuel and gas purchased for resale), operating income and net income for common stock for the three months ended September 30, 2004 and 2003 for Consolidated Edison Company of New York, Inc. (Con Edison of New York) were as follows:

(Millions of Dollars)	2004	2003
Net revenues	$1,141	$1,180
Operating income	306	337
Net income	233	253

Con Edison of New York’s results of operations for the three months ended September 30, 2004, as compared with the 2003 period, were negatively affected by the recognition in the 2004 period of a charge for the $24 million ($15 million after tax) the company agreed to apply for customer benefit in accordance with new gas and steam rate plans approved in September 2004. Results in the 2004 period also reflect a lower-than-normal number of hot days during the summer months, reduced net credits for pensions and other post-retirement benefits and higher depreciation and property taxes, offset in part by increased other income and decreased taxes and interest on long-term debt.

Con Edison of New York has updated its pending electric rate petition to reduce its rate increase request from $550 million to $472 million, primarily to reflect lower projected property tax and insurance costs and an increase in anticipated customer credits arising from transmission auctions conducted by the New York Independent System Operator.

For additional information about Con Edison of New York’s new gas and steam rate plans and its pending electric rate request, see Note C to the financial statements in the company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2004.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

Exhibit 99	Press release, dated October 21, 2004, furnished pursuant to Item 2.02 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED EDISON, INC.

CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

By	/s/ EDWARD J. RASMUSSEN
Edward J. Rasmussen
Vice President and Controller

ORANGE AND ROCKLAND UTILITIES, INC.

By	/s/ ROBERT N. HOGLUND
Robert N. Hoglund
Chief Financial Officer and Controller

DATE: October 21, 2004